Filed Pursuant to Rule 497(a)

File No. 333-223999

Rule 482 AD

CM Finance Inc Commences Offering of Notes

New York, New York – June 27, 2018 – CM Finance Inc (the “Company”) (Nasdaq: CMFN) announced today that it has commenced an underwritten offering of unsecured notes due 2023 (the “Notes”), subject to market and other conditions. The Company has submitted an application for the Notes to be listed and traded on the NASDAQ Global Select Market under the trading symbol “CMFNL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering. In addition, the Company intends to grant the underwriters for the offering a 30-day option to purchase additional Notes representing 15% of the offered amount of Notes from the Company to cover over-allotments, if any.

The Company intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its existing revolving financing facility with UBS AG, London Branch (the “2017 UBS Revolving Financing”). However, the Company may re-borrow under the 2017 UBS Revolving Financing and use such borrowings to invest in middle market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of June 22, 2018, there were $17.8 million in borrowings outstanding under the 2017 UBS Revolving Financing. Borrowings under the 2017 UBS Revolving Financing, which matures on December 5, 2019, generally bear interest at a rate per annum equal to one-month LIBOR plus 3.55%. The Company intends to use any remaining net proceeds from this offering to fund investments in middle market companies in accordance with our investment objective and for other general corporate purposes.

Keefe, Bruyette & Woods, A Stifel Company, and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSEMKT: LTS), are acting as joint bookrunners for the offering. Janney Montgomery Scott LLC is acting as co-lead manager for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, and Oppenheimer & Co. Inc. are acting as co-managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated June 27, 2018, and accompanying prospectus, dated June 1, 2018, each of which has been filed with the U.S. Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number: 1-800-966-1559).

About CM Finance Inc

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50mm and earnings before interest, taxes, depreciation and amortization of at least $15mm. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about CM Finance Inc, please visit www.cmfn-inc.com.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements,” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein, except as required by law. All forward-looking statements speak only as of the date of this press release.

CONTACT:	CM Finance Inc
Investor Relations
Email: investorrelations@cmipllc.com
Phone: 212-257-5199